EATON VANCE VT FLOATING-RATE INCOME FUND

Supplement to Prospectus dated May 1, 2007

The following replaces the third paragraph under “Management and Organization”:

Scott H. Page and Craig P. Russ, Vice Presidents of Eaton Vance, are co-portfolio managers of the VT Floating-Rate Income Fund since inception and November 7, 2007, respectively. Messrs. Page and Russ also manage other Eaton Vance floating rate loan portfolios.

November 7, 2007

EATON VANCE VT FLOATING-RATE INCOME FUND Supplement to Statement of Additional Information dated May 1, 2007

The following tables replace the information in the tables under “Portfolio Managers” in “Investment Advisory and Administrative Services” for VT Floating-Rate Income Fund.

Portfolio Managers. The co-portfolio managers (each referred to as a “portfolio manager”) of VT Floating-Rate Income Fund are Scott H. Page and Craig P. Russ. The portfolio manager of VT Large-Cap Value Fund is Michael R. Mach. The members of the management team of VT Worldwide Health Sciences Fund are Samuel D. Isaly, Sven H. Borho, Richard D. Klemm, Geoffrey C. Hsu and Trevor M. Polischuk. Each portfolio manager or member of the management team may manage other investment companies and/or investment accounts in addition to the respective Fund. The following tables show, as of the Fund’s most recent fiscal year end (unless stated otherwise), the number of accounts each portfolio manager or member of the management team managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
VT Floating-Rate Income Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Scott H. Page
Registered Investment Companies (1)	13	$14,730.5	0	$ 0
Other Pooled Investment Vehicles	7	$ 4,953.1	6	$2,567.9
Other Accounts	2	$ 1,098.0	0	$ 0
Craig P. Russ(2)
Registered Investment Companies(1)	1	$ 988.0	0	$ 0
Other Pooled Investment Vehicles	1	$ 3,061.0	0	$ 0
Other Accounts	1	$ 716.0	0	$ 0

*	In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(1)	Numbers provided include an investment company structured as a fund of funds which invests in Eaton Vance Funds advised by other portfolio managers.

(2)	As of September 30, 2007.

The following table shows the shares beneficially owned in each Fund as of the Fund’s most recent fiscal year ended December 31, 2006 (unless stated otherwise).

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds
VT Floating-Rate Income Fund
Scott H. Page	None	over $1,000,000
Craig P. Russ*	None	$100,001 - $500,000

*As of September 30, 2007.

November 7, 2007